UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 14, 2005

                             Oneida Financial Corp.
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             (Exact name of registrant as specified in its charter)

           Federal                   000-25101                   16-1561678
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(State or other jurisdiction     (SEC File Number)            (I.R.S. Employer
      of incorporation)                                      Identification No.)

                  182 Main Street, Oneida, New York 13421-1676
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                    (Address of principal executive offices)
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       Registrant's telephone number, including area code: (315) 363-2000


                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4(C))


Item  8.    Other Events
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            Oneida Financial Corp. declared a cash dividend of $0.21 per share on the Company's common stock for the six month period ended June 30, 2005. The dividend will be payable to shareholders of record as of July 26, 2005 and will be paid on August 9, 2005.



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                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           Oneida Financial Corp.


DATE:  July 18, 2005              By:      /s/ Michael R. Kallet
                                           -------------------------------------
                                           Michael R. Kallet
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX
                                  -------------

8.01     News release dated July 14, 2005 announcing the semi-annual dividend.